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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 13, 2006

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     LodgeNet Entertainment Corporation (the “Company”) will hold a conference call on Wednesday, December 13, 2006 at 5:00 p.m. CST. A live webcast of the teleconference will also be available via the Internet at the InterCall website http://audioevent.mshow.com/310868/. The webcast will be archived at that site for one week and can be accessed via the Company’s website at www.lodgenet.com. Additionally, the Company has posted slides at its website under the Investor Relations, Company Presentation section, which will be referenced during the conference call. The slide presentation used during the conference call is furnished as Exhibit 99.1, the script used during the conference call is furnished as Exhibit 99.2, and the press release regarding the Company’s conference call is furnished as Exhibit 99.3.
     The information in Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

99.1	PowerPoint Slides regarding Presentation at Conference Call (furnished)

99.2	Script regarding Presentation at Conference Call (furnished)

99.3	Press Release (furnished)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2006	By	/s/ James G. Naro

James G. Naro
	Its	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer